EXHIBIT 10.11

Execution Version

FIRST AMENDING AGREEMENT TO CREDIT AGREEMENT

dated as of December 8, 2017

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
BANK OF MONTREAL,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE OTHER LENDERS PARTY HERETO,
as Lenders

FIRST AMENDING AGREEMENT TO THE CREDIT AGREEMENT, dated as of December 8, 2017, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Bank of Montreal, as Agent of the Lenders (the “Agent”), and the Lenders party hereto and acknowledged by the Initial Agent (as defined below).

RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as agent (the “Initial Agent”) of the Lenders, and the Lenders are parties to a Credit Agreement made as of December 9, 2016 (the “Existing Credit Agreement” and, as amended by this First Amending Agreement, the “Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders, the Initial Agent and the Agent have agreed to amend certain provisions of the Existing Credit Agreement in the manner and on the terms and conditions provided for herein including to, among other things, replace the Initial Agent with the Agent.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1	Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1	Amendment to the cover page.
The cover page of the Existing Credit Agreement is hereby amended by deleting the cover page in its entirety and replacing it with Exhibit A attached hereto.

2.2	Amendment to the preamble.
The preamble on page 1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “Royal Bank of Canada” and replacing such reference with “Bank of Montreal”.

2.3	Amendments to Section 1.1.

(a)	Section 1.1 of the Existing Credit Agreement is hereby amended by:

(i)	Adding the following new definition in the applicable alphabetical order:

“BMO” means Bank of Montreal, its successors and permitted assigns.

(ii)	Deleting the definition of “RBC” in its entirety.

(b)
The definition of “2016 Supplemental Indenture” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “as such indenture may be amended, supplemented or modified from time to time” and replacing such reference with “as such indenture has been amended as of December 8, 2017 and as may be further amended, supplemented or modified from time to time”.

(c)	The definition of “Agent” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “RBC” and replacing such reference with “BMO”.

(d)	The definition of “Applicable Margin” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “the Senior Bonds, Series 09-1,”.

(e)
The definition of “Documentary Credit Lenders” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “Royal Bank of Canada” and replacing such reference with “Bank of Montreal”.

(f)	The definition of “Lenders” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “RBC” and replacing such reference with “BMO”.

(g)
The definition of “Maturity Date” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “December 8, 2017” and replacing such reference with “December 7, 2018”.

(h)	The definitions of “Senior Bonds, Series 09-1” and “Series 09-1 Supplemental indenture” in Section 1.1 of the Existing Credit Agreement are hereby deleted in their entirety.

(i)
The definition of “Senior Pledged Bond, Series 3” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “December 9, 2016” and replacing such reference with “December 8, 2017”.

2.4	Amendment to Section 9.1(l)
Section 9.1(l) of the Existing Credit Agreement is hereby amended by deleting the reference therein to “the holders of the Senior Bonds, Series 09-1,”.

2.5	Amendment to Section 10.13
Section 10.13 of the Existing Credit Agreement is hereby amended by deleting the reference therein to “(i) Indebtedness under the Senior Bonds, Series 09-1, such Indebtedness not to exceed $150,000,000, excluding accrued but unpaid interest, in the aggregate at any time,” and items (ii) through (viii) in Section 10.13 shall be updated as items (i) through (vii), respectively.

2.6	Amendment to Section 12.1(e)
Section 12.1(e) of the Existing Credit Agreement is hereby amended by deleting the reference therein to “the Senior Bonds, Series 09-1,”.

2.7	Amendment to Article 18
Article 18 of the Existing Credit Agreement is hereby amended by adding the following Section 18.2 at the end thereof:
18.2    Notice Details
For purposes of Section 18.1, the notice details for the Agent, the Borrower and the General Partner are:
If to the Agent:
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4
Attention: Manager, Agent Bank Services
Facsimile: (416) 598-6218
If to the Borrower and/or the General Partner:
AltaLink Management Ltd.
2611 - 3rd Avenue SE
Calgary, Alberta T2A 7W7
Attention: Christopher Lomore, Vice President, Treasurer
Facsimile: (403) 267-3407

2.8	Amendments to Schedules.
Schedule 1 (Borrower’s Certificate of Compliance), Schedule 2(A) (Borrowing Notice), Schedule 2(B) (Notice of Roll Over), Schedule 2(C) (Conversion Option Notice), Schedule 3 (Notice of Extension), Schedule 4 (Form of Issue Notice), Schedule 6 (Commitment of the Lenders), Schedule 6.1(A) (Form of Notice of Repayment) and Schedule 7 (Senior Pledged Bond, Series 3) of the Existing Credit Agreement are hereby amended by deleting each schedule in its entirety and replacing such schedule with Schedule 1 (Borrower’s Certificate of Compliance), Schedule 2(A) (Borrowing Notice), Schedule 2(B) (Notice of Roll Over), Schedule 2(C) (Conversion Option Notice), Schedule 3 (Notice of Extension), Schedule 4 (Form of Issue Notice), Schedule 6 (Commitment of the Lenders), Schedule 6.1(A) (Form of Notice of Repayment) and Schedule 7 (Senior Pledged Bond, Series 3), respectively, attached hereto.

ARTICLE 3
CONDITIONS PRECEDENT

3.1	Conditions Precedent
This First Amending Agreement shall become effective upon satisfaction of the following conditions:

(a)	the Agent shall have received an executed copy of this First Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner and acknowledged by the Initial Agent;

(b)
the Agent has received an upfront fee from the Borrower, which fee shall be in the amount of 4.5 bps calculated on the Commitment (as defined in the Credit Agreement after giving effect to this First Amending Agreement) of each Lender party to this First Amending Agreement, and payable to each such Lender;

(c)
the Agent shall have received a duly executed and original copy of an issued Senior Pledged Bond, Series 3 registered in the name of the Agent and evidence that the existing Senior Pledged Bond, Series 3 registered in the name of the Initial Agent has been returned to the Trustee and cancelled;

(d)	all representations and warranties set out in Section 4.1 below shall be true and correct in all respects;

(e)	the Agent shall have received a certified copy of an incumbency certificate setting forth specimen signatures of the authorized signatories of the Borrower and the General Partner; and

(f)	no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS; WARRANTIES AND RELEASES

4.1	Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and the General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this First Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Existing Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Existing Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

4.2	Representations and Warranties regarding Accommodations and Fees and Performance under Existing Agreement
The Borrower and the Initial Agent, each hereby represent and warrant to the Agent, as applicable, as of the date hereof (it being understood that each of the Initial Agent’s representations and warranties below are given only as to documents and information in its possession or of which it otherwise has actual knowledge in its capacity as agent under the Existing Credit Agreement):

(a)	there are no Accommodations outstanding and there is no accrued interest payable under the Existing Credit Agreement as of December 7, 2017;

(b)	the Borrower has paid to the Initial Agent all fees due and owing on or prior to the date hereof in accordance with the Existing Credit Agreement, including pursuant to Article 5 thereof;

(c)	the Initial Agent has disbursed to the Lenders all fees paid to it by the Borrower on or prior to the date hereof in accordance with the Existing Credit Agreement; and

(d)
the Initial Agent has performed all obligations required by it, in its capacity as agent under the Existing Credit Agreement, in accordance with the terms and conditions of the Existing Agreement and in compliance with Applicable Law.

4.3	Release of Initial Agent
In reliance upon the accuracy of the Initial Agent’s representation and warranty in Section 4.2(d) above, the Borrower and the General Partner hereby release, discharge and acquit the Initial Agent and its officers, directors, agents and employees (collectively, the “Releasees”) from any and all claims, demands, liabilities and causes of action, whether in law or in equity, that the Borrower or the General Partner, at any time, had or has, or that it or its successors or assigns hereafter have or may have, against the Releasees directly or indirectly arising out of or in any way related to the Releasees being the Agent under the Credit Agreement or the other Loan Documents up to the date hereof. The rights of the Initial Agent in respect of its resignation set out herein and the rights of the Initial Agent under Article 17 and Article 19 of the Credit Agreement shall continue in full force and effect after the date hereof with respect to matters arising prior to the date hereof.

ARTICLE 5
ACKNOWLEDGEMENTS AND COVENANTS

5.1	Acknowledgement by the Majority Lenders
The Majority Lenders hereby acknowledge that the Agent is the replacement agent for purposes of Section 17.7 of the Credit Agreement.

5.2	Acknowledgements by the Borrower, the General Partner and the Lenders

The Borrower, the General Partner and the Lenders acknowledge that (a) the Agent has no liability for actions of the Initial Agent, in respect of any acts or omissions in its capacity as agent under the Existing Credit Agreement or any of its other capacities under the Loan Documents and (b) the Initial Agent has no liability for actions of the Agent, in respect of any acts or omissions in its capacity as Agent or any of its other capacities under the Loan Documents. The Lenders acknowledge that the Agent should not be liable for any loss or liability incurred by any Lender as a consequence of the Agent not having been provided with all information or documents in the Initial Agent’s possession in its capacity as agent under the Existing Credit Agreement or otherwise.

5.3	Covenant to Provide Documents
Each of the Borrower, the General Partner and the Initial Agent covenants and agrees that it will, in each case at the Borrower's sole expense take all actions reasonably requested by the Agent or its representatives to facilitate the transfer of information to the Agent in connection with the Loan Documents.

ARTICLE 6
MISCELLANEOUS

6.1	No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Existing Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

6.2	Time
Time is of the essence in the performance of the parties’ respective obligations in this First Amending Agreement.

6.3	Governing Law
This First Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

6.4	Successors and Assigns
This First Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this First Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Existing Credit Agreement, as amended by this First Amending Agreement.

6.5	Counterparts

This First Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

The parties hereto have duly executed this First Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Calvin D. Haack
Name: Calvin D. Haack
Title: President / Director

By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

AILP ($200M) – First Amending Agreement to Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Calvin D. Haack
Name: Calvin D. Haack
Title: President / Director

By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

AILP ($200M) – First Amending Agreement to Credit Agreement

BANK OF MONTREAL, as Agent
By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Director

By:
Name:
Title:

AILP ($200M) – First Amending Agreement to Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Director

By:
Name:
Title:

AILP ($200M) – First Amending Agreement to Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Associate Director

AILP ($200M) – First Amending Agreement to Credit Agreement

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ David Manii
Name: David Manii
Title: Director

By:	/s/ Matthew Hendel
Name: Matthew Hendel
Title: Managing Director

AILP ($200M) – First Amending Agreement to Credit Agreement

RBC – Altalink – First Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: VP, Credit Capital Markets

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: MD & Head, Credit Capital Markets

AILP ($200M) – First Amending Agreement to Credit Agreement

ALBERTA TREASURY BRANCHES, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director

By:	/s/ Evan Hahn
Name: Evan Hahn
Title: Associate Director

AILP ($200M) – First Amending Agreement to Credit Agreement

ROYAL BANK OF CANADA, as Initial Agent
By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

By:
Name:
Title:

AILP ($200M) – First Amending Agreement to Credit Agreement

EXHIBIT A
COVER PAGE
(AS FOLLOWS ON THE NEXT PAGE)

CREDIT AGREEMENT
made as of December 9, 2016
as amended by a First Amending Agreement dated as of December 8, 2017 among
ALTALINK INVESTMENT MANAGEMENT LTD.,
as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
BANK OF MONTREAL,
as Administrative Agent of the Lenders, and as Lender
- and -
BMO CAPITAL MARKETS,
as Co-Lead Arranger and Joint Bookrunner
- and -
THE BANK OF NOVA SCOTIA,
as Syndication Agent, Co-Lead Arranger, Joint Bookrunner, and as Lender
THE TORONTO-DOMINION BANK,
as Co-Lead Arranger, Joint Bookrunner, Co-Documentation Agent, and as Lender
NATIONAL BANK OF CANADA AND ALBERTA TREASURY BRANCHES,
as Co-Documentation Agents, and as Lenders
- and -
ALL OTHER LENDERS WHICH BECOME
PARTIES HEREUNDER,
as Lenders

SCHEDULE 1
BORROWER’S CERTIFICATE OF COMPLIANCE
TO:    Bank of Montreal (“BMO”), as Agent for the Lenders, under the Credit Agreement
This Certificate is delivered to you pursuant to the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., AltaLink Investment Management Ltd. and BMO, as Agent and Lender and the other Lenders party thereto. Capitalized terms used in this Certificate and not otherwise defined have the meanings given in the Credit Agreement.
The undersigned has read the provisions of the Credit Agreement which are relevant to the furnishing of this Certificate. The undersigned has made such examination and investigation as was, in the opinion of the undersigned, necessary to enable the undersigned to express an informed opinion on the matters set out herein.
The undersigned hereby certifies that as of the date hereof:

1.
        Representations and Warranties. All representations and warranties of the Borrower and the General Partner contained in the Credit Agreement are true and correct in all material respects as if made on and as of the date hereof, except as set out in Appendix I hereto or otherwise notified to the Agent under the Credit Agreement.

2.	Default/Event of Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

3.
    Financial Covenants. The Borrower is in compliance with the financial covenants set forth in Section 10.24 of the Credit Agreement and the detailed calculations evidencing such compliance are attached hereto.

4.	Ratings. [The ratings assigned by each of the Rating Agencies to the Senior Bonds, Series 12-1 is: ●, the Senior Bonds, Series 13-1 is: ●, and the Senior Bonds, Series 15-1 is ●.]

5.
        Change of Control Compliance. Pursuant to Section 10.16 of the Credit Agreement, the total revenues and total Assets of all non-wholly-owned Subsidiaries of the Borrower does not exceed 10% of the Borrower’s consolidated revenues or Consolidated Assets, as disclosed in the most recent audited financial statements delivered to the Agent and the Lenders.

[SIGNATURE PAGE FOLLOWS]

DATED this ________ day of _________________, 20____.

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.
By:
Name:
Title:
By:
Name:
Title:

ALTALINK INVESTMENT MANAGEMENT LTD.
By:
Name:
Title:
By:
Name:
Title:

APPENDIX I
EXCEPTIONS AND QUALIFICATIONS TO
BORROWER’S CERTIFICATE OF COMPLIANCE

SCHEDULE 2(A)
BORROWING NOTICE
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4

Attention:    Manager, Agent Bank Services
Facsimile:    (416) 598-6218

The Lenders under the Credit Agreement
Dear Sirs:
You are hereby notified that the undersigned, intends to avail itself of the Credit Facility established in its favour pursuant to the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd. and Bank of Montreal, as Agent and Lender, and the other Lenders which become a party thereto. Capitalized terms used in this Borrowing Notice and not otherwise defined have the meanings given in the Credit Agreement.
The undersigned hereby irrevocably requests a Borrowing as follows:

(a)	Prime Rate Loan in the amount of Cdn.$●, having a term of ● [add same provision for any other amount and term requested];

(b)	U.S. Base Rate Loan in the amount of U.S.$●, having a term of ● [add same provision for any other amount and term requested];

(c)	LIBOR Loan in the amount of U.S.$●, having a term and LIBOR Interest Period of ● [add same provision for any other amount and term requested]; and

(d)	Bankers’ Acceptance in the aggregate amount of Cdn.$● having a term of ● [add same provision for any other amount and term requested].
All Loans made pursuant to this Notice of Borrowing shall be credited to the undersigned’s account no. ● at [insert account details]. In the case of a Bankers’ Acceptance or Documentary Credit, it shall be delivered to ●. The requested Borrowing Date is ●. [If the undersigned requires a bank draft to be issued by BMO as a debit to the undersigned account at the Borrower’s designated account and to be delivered on the undersigned’s behalf, add an irrevocable direction to that effect, specifying the Person to whom it is to be delivered.]

All representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects as if made on and as of the date hereof.
No Default or Event of Default under the Credit Agreement has occurred and is continuing.
DATED this _____ day _______________________ 20    __.

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE 2(B)
NOTICE OF ROLL OVER
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4

Attention:    Manager, Agent Bank Services
Facsimile:    (416) 598-6218
The Lenders under the Credit Agreement
Dear Sirs:
We refer to Section 2.5 of the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd. and Bank of Montreal, as Agent and Lender, and the other Lenders which become a party thereto. Capitalized terms used in this Notice and not otherwise defined have the meanings given in the Credit Agreement.
The Borrower hereby confirms that:

(a)	it intends to repay the following Bankers’ Acceptances on the current maturity date:

(i)	aggregate Face Amount - $; and

(ii)	current maturity date _____________; and

(b)	the following Bankers’ Acceptances are to be rolled over in accordance with the Credit Agreement by the issuance of new Bankers’ Acceptances on the current maturity date specified below:

(i)	aggregate Face Amount of maturing Bankers’ Acceptances - $;

(ii)	current maturity date - ______________;

(iii)	new aggregate Face Amount - $ ;

(iv)	new contract period - _______________; and

(v)	new maturity date - ________________.
The Borrower hereby represents and warrants that the conditions contained in the Credit Agreement have been satisfied and will be satisfied as of the date hereof and before and after giving effect to such roll over on the applicable roll over date.

DATED this     day             , 20    .

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.
By:
Name:
Title:
By:
Name:
Title:

SCHEDULE 2(C)
CONVERSION OPTION NOTICE
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4

Attention:    Manager, Agent Bank Services
Facsimile:    (416) 598-6218

The Lenders under the Credit Agreement

Dear Sirs:
We refer to Section 2.5 of the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd. and Bank of Montreal, as Agent and Lender, and the other Lenders which become a party thereto. Capitalized terms used in this Notice and not otherwise defined have the meanings given in the Credit Agreement.
Pursuant to the Credit Agreement, we hereby give notice of our irrevocable request for a conversion of Advances in the amount of $______________ outstanding by way of [insert type of loan] into corresponding Borrowings by way of [insert new type of loan] on the _________ day of ___________, 20___. [The contract period for the new Bankers’ Acceptances shall be ________ with a new maturity date of ____________, 20____.][The term of the new [insert new type of loan] shall be ________ with a new maturity date of ____________, 20____.]
The Borrower hereby represents and warrants that the conditions contained in the Credit Agreement have been satisfied and will be satisfied as of the date hereof and before and after giving effect to such conversion on the applicable conversion date.
DATED this         day             , 20____.

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE 3
NOTICE OF EXTENSION
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4

Attention:    Manager, Agent Bank Services
Facsimile:    (416) 598-6218

Dear Sirs:
You are hereby notified that the undersigned wishes to extend the Maturity Date of each Lender for a three hundred and sixty-five (365) day period. Capitalized terms used in this Notice of Extension and not otherwise defined have the meanings given in the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time) between AltaLink Investments L.P., as Borrower, AltaLink Investment Management Ltd. and Bank of Montreal, as Agent and Lender, and the other Lenders party thereto, as amended, restated or replaced from time to time.
DATED this          day of             , 20    .

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE 4
FORM OF ISSUE NOTICE
[Date]
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4

Attention:    Manager, Agent Bank Services
Facsimile:    (416) 598-6218

Ladies and Gentlemen:
We refer to Section 3.2 of the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd. and Bank of Montreal, as Agent and Lender, and the other Lenders which become a party thereto. Capitalized terms used in this Notice and not otherwise defined have the meanings given in the Credit Agreement.
The undersigned hereby gives you notice pursuant to Section 3.2 of the Credit Agreement that the Borrower hereby requests an Issue under the Credit Agreement, and, in that connection, sets forth below the information relating to such Issue as required by Section 3.2 of the Credit Agreement:

(a)	The date of Issue, being a Business Day, is ●.

(b)	The face amount of such Documentary Credit is Cdn $●/US$● .

(c)	The expiration date of such Documentary Credit, being a Business Day is ●.

(d)	The proposed type of Documentary Credit is [letter of credit][letter of guarantee].

(e)	The name and address of the Beneficiary is ●.

(f)	[Insert any special terms or conditions for the Documentary Credit.]

Yours truly,

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.

By:
Name:
Title:

By:
Name:
Title:

BMO – AltaLink (AILP) – 2016 Credit Agreement

SCHEDULE 6
COMMITMENTS OF THE LENDERS

Lenders	Lender’s Commitment (Cdn.$)	Applicable Percentage
Bank of Montreal	$64,000,000	32%
The Toronto-Dominion Bank	$53,000,000	26.5%
The Bank of Nova Scotia	$50,000,000	25%
National Bank of Canada	$21,000,000	10.5%
Alberta Treasury Branches	$12,000,000	6%
Total	$200,000,000	100%

SCHEDULE 6.1(A)
FORM OF NOTICE OF REPAYMENT
(Letter to be typed on Borrower’s Letterhead)

_________________, 20____
Bank of Montreal
Agent Bank Services
234 Simcoe Street, 3rd Floor
Toronto, Ontario M5T 1T4

Attention:    Manager, Agent Bank Services
Facsimile:    (416) 598-6218

REPAYMENT NOTICE
Dear Sirs:
We refer to Section 6.1(a) of the credit agreement made as of December 9, 2016 (as amended by the first amending agreement dated as of December 8, 2017 and as may be further amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd. and Bank of Montreal, as Agent and Lender, and the other Lenders which become a party thereto. Capitalized terms used in this Notice and not otherwise defined have the meanings given in the Credit Agreement.
We hereby notify the Agent of our repayment of the Loan subject to and in accordance with the terms and provisions of the Credit Agreement in the amount of:
A. Repayment amount :

Prime Rate Loan:        _______________    Maturity Date     ____________
BA Rate Loan:            _______________    Maturity Date     ____________
US Base Rate Loan:        _______________    Maturity Date     ____________
LIBOR Loan:            _______________    Maturity Date    ____________

B. Date of repayment:    _________________________
Proceeds of the repayment are to be deposited to the account of the Agent as follows:

Bank Name:
Account Name:
Transit #:
Account Number:            CAD    ●         USD    ●

Yours truly,

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE 7
SENIOR PLEDGED BOND, SERIES 3
[See attached]